SUBSCRIPTION AGREEMENT
IN
PUBLIC COMPANY MANAGEMENT CORPORATION

1.   SUBSCRIPTION.  Emil Frei III and Adoria Frei (hereinafter referred to as “Purchaser” or “Shareholder”) hereby agrees to become an investor in Public Company Management Corporation, a Nevada corporation (the “Company”), and to purchase 1,000,000 shares (“Shares”) of common stock (“Common Stock”) at a price of $0.50 per share.

2.    REPRESENTATIONS BY THE UNDERSIGNED.  The Undersigned represents and warrants as follows:

a.	The undersigned is purchasing the shares without being furnished any offering literature or prospectus;
b.
The undersigned recognizes that the shares of Common Stock have not been registered under the Securities Act of 1933, as amended (“Act” or “1933 Act”), nor under the securities laws of any state and, therefore, cannot be resold unless resale of is registered  under the Act or unless an exemption from registration is available; no public agency has passed upon the fairness of the terms of the offering; the undersigned may not sell the Shares without registering them under the Act and any applicable state securities laws unless exemption from such registration requirements are available with respect to any such sale;

c.
The undersigned is acquiring the Shares for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, hers or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require him, her or it sale or distribution of the Shares.  No one other than the undersigned has any beneficial interest in said securities;

d.	The undersigned acknowledges as follows:

☒	(i) I am an Accredited Investor because I meet on of the following items:

☒	is a natural person who has an individual net worth, or joint net worth that person’s spouse of more than $1,000,000; or

☒
is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation for reaching the same income level in the current year; or

☐
is a bank as defined in Section 3(a) (2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or

☐	any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

☐	is an insurance company as defined un Section2 (13) of the 1933 Act; or

☐	is an investment company registered under the Investment Company Act of 1940; or

☐	a business development company as defined in Section 2(a)(48) of that act; or

☐	a development company as defined in Section 2(a)(48) of that act; or

☐	is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

☐
is an employee benefit plan within the meaning of Title I of the Employee Retirement Income security Act of 1974, if the investment decision is made by a “plan fiduciary” (as defined in Section 3(21) of such act) which is either a bank, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directive plan, its investment decisions are made solely by persons that are accredited investors; or

☐	is a “private business development company” as defined in Section 202 (a)(22) of the Investment Advisors Act of 1940; or

☐
is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $ 5,000,000; or

☐
any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares of Common Stock, whose purchase is directed by a sophisticated person as defined in the rules and regulations of the 1933 Act; or

☐	is otherwise an Accredited Investor as defined in Section 501 of Regulation D as adopted by the Securities and Exchange Commission.

☐	(ii) I am not an Accredited Investor.

☐	(iii) I reside outside of the United States.

e.
The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares and making an informed investment decision, and does not require a purchaser representative in evaluating the merits and risks of an investment in the Shares;

f.
The undersigned recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Shared is placed at the risk of the business and may be completely lost.  The purchase of Shares as an investment involves special risks;

g.
The undersigned realizes that the Common Stock cannot readily be sold as they will be restricted securities and therefore the Shares must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

h.
The undersigned confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment.  The undersigned also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

i.
The undersigned understands that the ability to transfer the Shares will be restricted which includes restrictions against transfers unless the transfer is effected in compliance with the 1933 Act and applicable state securities laws (including investment suitability standards); that the Company will consent to a transfer of the Shares only if the transferee represents that such transferee meets the suitability standards required of an initial subscriber and that the Company has the right, in its sole discretion, to refuse to consent to the transfer of the Shares;

j.
All information which the undersigned has provided to the Company concerning the undersigned’s financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide Company with such information;

k.
The undersigned has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Shares for his, her or its particular tax and financial situation, and that the undersigned and his, her or its advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for him, her or it;

l.
The undersigned has not become aware of this offering and has not been offered Shares by any form of general solicitation or advertising, including but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or television or radio broadcast or any seminar or meeting where, to the undersigned’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertisement;

m.	The undersigned is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Acknowledgement of Investment.
n.	The undersigned understands and acknowledges that he, she or it does not have the right to require registration of the resale of the Common Stock under the Act or under any state securities laws.

3.
Indemnification.  It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each purchaser of Shares from and against any and all loss, damage, and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement.  The representatives and warranties contained herein are intended to and shall survive delivery of the Subscription Agreement.

4.
Restrictions of Transferability of Shares.  The undersigned hereby agrees that the securities being purchased by him, her or it and any agreement or certificate evidencing such securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable states securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

5.	Number of Shares Purchased. The undersigned hereby subscribes to purchase 1,000,000 Shares for an aggregate purchase price of $500,000 ($0.50 per Share).

6.	Suitability and Representation Letter. Prior to making an investment in the Shares, the undersigned shall have completed and returned to the Company a Suitability and Representation Letter.

7.	Purchase Payment. The purchase price shall be paid to the Company.

[SIGNATURE PAGE FOLLOWS]

This Agreement is executed this the 22nd day of July, 2008 at Las Vegas, Nevada.

PUBLIC COMPANY MANAGEMENT CORPORATION

By:	/s/ Trae O'Neil High
Trae O'Neil High
CLO, Treasurer and CFO

“PURCHASER”

/s/ Emil Frei III
(Signature)

Emil Frei III
(Printed name)

/s/ Adoria Frei
(Signature)

Adoria Frei
(Printed name)